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                                                                     EXHIBIT 4


HCA

PAR VALUE $.01
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
INCORPORATED UNDER THE LAWS   This certificate is transferable in CLEVELAND, OH or in NEW YORK, NY    SEE REVERSE FOR
OF THE STATE OF DELAWARE                                                                              CERTAIN DEFINITIONS

                                                                                                        CUSIP 404119 10 9

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Our Mission and Values

Above all else, we are committed to the care and improvement of human life. In recognition of this commitment, we strive to deliver high quality, cost effective healthcare in the communities we serve.

In pursuit of our mission, we believe the following value statements are essential and timeless.

(Y) We recognize and affirm the unique and intrinsic worth of each individual.

(Y)     We treat all those we serve with compassion and kindness.

(Y) We act with absolute honesty, integrity and fairness in the way we conduct our business and the way we live our lives.

(Y) We trust our colleagues as valuable members of our healthcare team and pledge to treat one another with loyalty, respect and dignity.


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

HCA - The Healthcare Company transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and are subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


Countersigned and Registered:

NATIONAL CITY BANK
(CLEVELAND, OHIO)

                                                         Transfer Agent
                                                          and Registrar

BY
                                                      Authorized Signature


CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
VICE PRESIDENT, LEGAL AND CORPORATE SECRETARY
THOMAS F. FRIST, SR., M.D.
HCA - The Healthcare Company


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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

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TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- _________ Custodian _________
TEN ENT -- as tenants by the entireties                           (Cust)              (Minor)
JT TEN  -- as joint tenants with right                           under Uniform Gifts to Minors
           of survivorship and not as                            Act _________________
           tenants in common                                              (State)
                                            UNIF TRAN MIN ACT -- _________ Custodian __________
                                                                  (Cust)              (Minor)

                                                                 under Uniform Transfers to Minors
                                                                 Act _________________
                                                                          (State)
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        Additional abbreviations may also be used though not in the above list

 For value received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

   -----------------------------

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________ Attorney to transfer the said stock on the books of the within - named Corporation with full power of substitution in the premises.


Dated, ___________



                                   X
                                    --------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                                   SIGNATURE(S) GUARANTEED:

                                   ---------------------------------------------
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.